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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:    October 23, 2002

Commission File Number 1-7107

LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	93-0609074 (IRS Employer Identification No.)
805 SW Broadway, Suite 1200, Portland, Oregon 97205-3303 (Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (503) 821-5100

Item 5.    Other events

        On May 8, 2002, LP announced that its board of directors had approved a plan to sell selected businesses and assets, including its plywood, commodity industrial panels, timber and timberlands, lumber, wholesale and distribution businesses. In accordance with Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," LP is required to account for the businesses anticipated to be sold within one year as discontinued operations. Accordingly, in the second quarter of 2002, LP classified its plywood, lumber, commodity industrial panels and wholesale and distribution businesses and timber assets directly associated with these businesses as discontinued operations. Although LP plans to divest its fee timber assets not directly associated with these businesses, these assets are not reported as discontinued operations because LP does not anticipate that the full divestiture will occur within the next twelve months. Additionally, as a result of the planned divestitures, LP was required to modify its segment reporting under SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information." In September 2002, LP determined that it would not pursue the sale of most of its lumber business and therefore all lumber mills that are not to be divested have been reclassified to continuing operations.

        Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release of LP dated October 23, 2002, reporting LP's earnings for the third quarter of 2002. The data included in the press release for periods ended prior to September 30, 2002 have been reclassified to conform to the presentation for the three months ended September 30, 2002, which reflects the application of SFAS Nos. 144 and 131 as described above.

        Attached as Exhibit 99.2 and incorporated herein by reference are unaudited consolidated statements of income of LP, and selected segment information of LP, for the years ended December 31, 2001, 2000 and 1999 and for the three months ended September 30, June 30 and March 31, 2002 and December 31, September 30, June 30 and March 31, 2001. The data for all such periods ended prior to September 30, 2002 have been reclassified to conform to the presentation for the three months ended September 30, 2002, which reflects the application of SFAS Nos. 144 and 131 as described above.

Item 7.    Financial Statements and Exhibits

(c)
Exhibits.
99.1
Press release of LP dated October 23, 2002 reporting LP's earnings for the third quarter 2002.

99.2
Unaudited consolidated statements of income of LP, and selected segment information of LP, for the years ended December 31, 2001, 2000 and 1999 and for the three months ended September 30, June 30 and March 31, 2002 and December 31, September 30, June 30 and March 31, 2001.

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

Date: October 24, 2002	By:	/s/ MARK A. SUWYN Mark A. Suwyn Chairman and Chief Executive Officer

Date: October 24, 2002	By:	/s/ CURTIS M. STEVENS Curtis M. Stevens Executive Vice President and Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of LP dated October 23, 2002 reporting LP's earnings for the third quarter 2002.
99.2
Unaudited consolidated statements of income of LP, and selected segment information of LP, for the years ended December 31, 2001, 2000 and 1999 and for the three months ended September 30, June 30 and March 31, 2002 and December 31, September 30, June 30 and March 31, 2001.

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  Item 5. Other events
  Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX